Estimated Merger and Integration Costs	Dec. 05, 2019
Business Combinations [Abstract]
Estimated Merger and Integration Costs
2. Estimated Merger and Integration Costs
In connection with the Merger, the plan to integrate Taylor Morrison’s and William Lyon Homes’ operations is still being developed. The combined company expects to incur costs associated with integrating the operations of Taylor Morrison and William Lyon Homes. The unaudited pro forma condensed combined financial statements do not reflect the costs of any integration activities or benefits that may result from realization of future cost savings from expected operating efficiencies or synergies. Over the next several months, the specific details of these plans will continue to be refined. Taylor Morrison and William Lyon Homes are currently in the process of assessing their respective businesses to determine where they may eliminate potential redundancies. Taylor Morrison expects to incur Merger-related expenses including system conversion costs, employee retention and severance agreements, communications to customers, and others. To the extent there are costs associated with these actions, the costs will be recorded based on the nature and timing of these integration actions. Most acquisition and restructuring costs are recognized separately from a business combination and generally will be expensed as incurred. Taylor Morrison currently estimates that combined

Merger-related costs will be approximately $130.0 million and expects they will be incurred primarily in the year ending December 31, 2020. These estimated costs are not reflected in the accompanying pro forma condensed combined statement of operations for the year ended December 31, 2018 and the three and nine months ended September 30, 2019 because they are non-recurring,
 but they are reflected in the pro forma condensed combined balance sheet as of September 30, 2019 as an adjustment to retained earnings within Total Stockholder’s equity.